Exhibit 10.7
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C I B C
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Transit         Branch                        Date         CIBC Reference Number
-------         ------                        ----         ---------------------
                GEORGIA AND BURRARD
00500           (VANCOUVER, BC V6E 2C7)       JUN28,2004   4718563954
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Borrower's Legal Name         (as referred to as "you" or the "Business")

EUROPA TRADE AGENCY LTD.
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We, Canadian Imperial Bank of Commerce ("CIBC") offer you, subject to the terms of this CIBC Small Business Credit Agreement Guarantee, the following credit facilities (each, a "Credit"), payable on demand, inclusive of all existing credit facilities.

Small Business Overdraft / Line of Credit               Credit A1      Credit A2
-----------------------------------------


Type
Credit Limit                    Line of Credit
Account Number                  $   20,000.00 CAD
Interest Rate                   00500/15-30615
                                Prime Rate plus
Loan Administration Fee         5.500% per *year
                                $    25.00 per month
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Small Business Loan                                             Credit B
-------------------

Original Amount
Current Balance
interest Rate

Scheduled Payments*
     Amount of each payment

     Payment frequency
     First / next payment date

Final Payment Date

* Until demand, you agree to pay to CIBC the Scheduled Payments for each Small Business Loan, and on the Final Payment Date for each Small Business Loan to pay any outstanding principal and interest and any amount remaining due.
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Additional Credits
                       None
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Additional terms on the reverse of this page and the terms and conditions in the
CIBC "Small Business Credit Terms and Conditions" booklet-- form part of this offer.
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Security Required
-----------------
The Key Principal and any Principals indicated below as Guarantors must sign the Guarantee section of this Agreement.
Before making any Credits available, CIBC will also require, in addition to any security presently held, the following security:



   None
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Other Information
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                       Offer Effective Date                Offer Expiry Date
                                MAR31,2004                     APR30,2004

Setup Fee              Annual Review Fee                   Amendment Fee
                                Waived                         Waived
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CIBC's Offer
------------

We are pleased to offer you these Credits. Please indicate your acceptance by returning a signed copy of this offer to CIBC at the address shown above on or before the Offer Expiry Date.

/s/ Sundy Yue                   Sundy Yue            Jun 28/04     Yes
-------------------------     --------------------   ---------   -------------
Signature of Bank Officer     Name of Bank Officer     Date   **Version provided
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Customer Acceptance
-------------------

The Customer accepts the offer above and agrees with CIBC, as of the Offer Effective Date, to the terms of this CIBC Small Business Credit Agreement and Guarantee. Each person who signs on the Customer's behalf below, acknowledges, personally and on behalf of the Customer, having received the CIBC "Small Business Credit Terms and Conditions" booklet **

Quebec residents only: It is the express wish of the parties that this document and any related documents be drawn up in English. Les parties aux presentes ont expressement demande que ce document et taus les documents sy rattachant soient rediges en anglais.





     /s/ Thomas Lamb                       Lamb, Thomas              Jun 28/04
------------------------------    -----------------------------    -------------
         Signature                          Name                       Date


------------------------------    -----------------------------    -------------
         Signature                          Name                       Date


------------------------------    -----------------------------    -------------
Signature                                Name                               Date
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Personal Guarantee(s)      Terms on the reverse form part of this guarantee
---------------------      ------------------------------------------------

The Key Principal and any Principals signing below each acknowledge having received the CIBC "Small Business Credit Terms and Conditions" booklet ** and agree to guarantee, in accordance with the terms of this CIBC Small Business Credit Agreement and Guarantee, the obligations of the Customer to CIBC. The liability of the Customer and the Guarantor(s) shall be joint and several (in
Quebec: solidary).


   /s/ Thomas Lamb                                              Jun 28/04
---------------------------------------                     --------------------
               Signature      LAMB, THOMAS                          Date


---------------------------------------                     --------------------
               Signature                                            Date


---------------------------------------                     --------------------
               Signature                                            Date



                                     BRANCH

Additional Terms
----------------

"Prime" or "Prime Rate" or "CIBC Prime Rate" means the variable reference interest rate per year declared by CIBC from time to time to be its prime rate for Canadian dollar loans made by CIBC in Canada.

"Base Rate" or "CIBC Base Rate" means the current reference interest rate per year which varies by term as declared by CIBC from time to time to be its base rate for Canadian dollar loans made by CIBC in Canada.

"U.S. Base Rate" or "CIBC U.S. Base Rate" means the variable reference interest rate per year declared by CIBC from time to time to be its base rate for U.S. dollar loans made by CIBC in Canada.

You can find out what the CIBC Prime Rate, CIBC Base Rate or CIBC U.S. Base Rate is at any time by calling 1 800 465-CIBC (1 800 465-2422).

The Business and the Guarantor(s) agree to the following:

CIBC may collect information during the course of your relationship with CIBC from credit institutions, and references you provide CIBC may also disclose Information to credit bureax, other financial institutions, and you provide CIBC. CIBC may also disclose information to credit bureax and other financial institutions (The word "Information" means financial and financially-related information about you, including information to identify you and qualify you for products and services, or information that CIBC, needs for regulatory requirements.) CIBC may use information to identify you protect you and CIBC both from fraud and error, understand your needs and eligibility for services, recommend particular products and services to meet your needs, provide ongoing service, and comply with legal and regulatory requirements. This is explained in the CIBC privacy brochure, Your Privacy Is Protected, available at any branch or www.cibc.com, which describes how the CIBC group collects, uses, discloses, and retails information about you and the products and services you use.

Specific Consents:


     (a) Direct Marketing: CIBC may tell you about products and services through direct mail, telephone, and other direct means.

     (b) Disclosure within the CIBC group: CIBC may share information within the CIBC group so that the CIBC group may tell you about products and services.

If you don't wish to consent to (a) or (b), you can contact CIBC at 1 800 465-CIBC (2422) at any time. You will not be refused credit or other services just because you withdraw your consent to (a) or (b). The CIBC group includes CIBC and its subsidiaries that currently offer deposits, loans, mutual funds, securities trading, mortgages, trust and insurance services.